SUMMARY PROSPECTUS
Managers Institutional Micro-Cap Fund
TICKER: MIMFX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated March 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers Institutional Micro-Cap Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.67%
Fee Waiver and Expense Reimbursements[2]	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.24%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.23% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$485	$867	$1,940

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of December 31, 2010, the range of market capitalizations for the Russell Microcap® Index was $6.2 million to $1 billion. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

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MANAGERS INSTITUTIONAL MICRO - CAP FUND SUMMARY PROSPECTUS

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Best Quarter: 27.26% (2nd Quarter 2003)

Worst Quarter: -23.93% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers Institutional Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	30.54%	4.43%	4.34%
Return After Taxes on Distributions	30.54%	2.98%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	19.85%	3.29%	3.43%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	28.89%	1.19%	7.38%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisors

Next Century Growth Investors LLC (“Next Century”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

RBC Global Asset Management (US) Inc. (“RBC GAM (US)”)

Portfolio Managers

Next Century

Thomas Press

Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.

Donald Longlet

President, Next Century; Portfolio Manager of the Fund since 12/07.

Robert Scott

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

Peter Capouch

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

Kaj Doerring

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

Lord Abbett

F. Thomas O’Halloran

Partner & Director, Lord Abbett; Portfolio Manager of the Fund since 2007.

Anthony W. Hipple

Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 2007.

WEDGE Capital

Peter F. Bridge

General Partner & Portfolio Manager, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

R. Michael James

General Partner & Portfolio Manager, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

Michael Gardner

General Partner & Director of Equity Research, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

Monika LaRiche

Equity Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

2	Managers Investment Group

MANAGERS INSTITUTIONAL MICRO - CAP FUND SUMMARY PROSPECTUS

RBC GAM (US)

Lance James

Managing Director & Senior Portfolio Manager, RBC GAM (US);

Portfolio Manager of the Fund since 12/09.

George Prince

Portfolio Manager & Senior Equity Analyst, RBC GAM (US);

Portfolio Manager of the Fund since 12/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $250,000

Individual Retirement Account: $50,000

Additional Investment Minimum

All Accounts: $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 1.800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3